Destra Investment Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the Destra Investment Trust II, hereby constitutes and appoints Steven M. Hill and Morrison C. Warren, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof

In Witness Whereof, the undersigned trustee has hereunto set his hand this 2nd day of March, 2011.

/s/ Nicholas Dalmaso
Nicholas Dalmaso

State of Illinois )
                        )  SS
County of Cook )

On this 2nd day of March, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Lakeshia L. Bloxton
Notary Public, State of Illinois

My Commission Expires: 8/3/2014

Destra Investment Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the Destra Investment Trust II, hereby constitutes and appoints Nicholas Dalmaso, Steven M. Hill and Morrison C. Warren, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof

In Witness Whereof, the undersigned trustee has hereunto set his hand this 2nd day of March, 2011.

/s/ William M. Fitzgerald, Sr.
William M. Fitzgerald, Sr.

State of Illinois )
                                 )  SS
County of Cook )

On this 2nd day of March, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Lakeshia L. Bloxton
Notary Public, State of Illinois

My Commission Expires: 8/3/2014

Destra Investment Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the Destra Investment Trust II, hereby constitutes and appoints Nicholas Dalmaso, Steven M. Hill and Morrison C. Warren, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof

In Witness Whereof, the undersigned trustee has hereunto set his hand this 2nd day of March, 2011.

/s/ Louis A. Holland, Jr.
Louis A. Holland, Jr.

State of Illinois )
                                 )  SS
County of Cook )

On this 2nd day of March, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Lakeshia L. Bloxton
Notary Public, State of Illinois

My Commission Expires: 8/3/2014

Destra Investment Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the Destra Investment Trust II, hereby constitutes and appoints Nicholas Dalmaso, Steven M. Hill and Morrison C. Warren, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof

In Witness Whereof, the undersigned trustee has hereunto set her hand this 2nd day of March, 2011.

/s/ Diana S. Ferguson
Diana S. Ferguson

State of Illinois )
                                 )  SS
County of Cook )

On this 2nd day of March, 2011, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Lakeshia L. Bloxton
Notary Public, State of Illinois

My Commission Expires: 8/3/2014